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                                                                    Exhibit 10.2



THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SAID ACT.


                         BOREALIS TECHNOLOGY CORPORATION

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

         This Warrant is being issued to ____________ (the "Holder") in connection with the Unit Purchase Agreement dated ___________ between the Holder and Borealis Technology Corporation, a Delaware corporation (the "Company").
 This Warrant entitles the Holder to subscribe for and purchase up to _______ shares (the "Maximum Number of Shares") of fully paid and nonassessable Common Stock of the Company (the "Shares") (as adjusted pursuant to Section 3 hereof) at the price of $5.00 per share (the "Exercise Price") (as adjusted pursuant to Section 3 hereof) subject to the provisions and upon the terms and conditions hereinafter set forth.

         10. Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Holder hereof at any time on or prior to December 18, 2000. Exercise shall be made, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Shares being purchased, which amount may be paid in cash or by check. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such reasonable time.

         11. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         12. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 1 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  a. In the event the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event the Company shall at any time combine the outstanding shares of Common Stock, the number of shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price will be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                  b. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of


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Common Stock and the then applicable Exercise Price shall be adjusted by multiplying such number of shares of Common Stock purchasable upon exercise hereof immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock purchasable immediately following such subdivision or combination.

             c. Whenever the number of shares shall be adjusted as required by the provisions of this Section 3, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, an Officer's Certificate showing the adjusted number of shares and setting forth in reasonable detail the circumstances requiring the adjustment. Each such Officer's Certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

         13. Fractional Shares. No fractional Shares will be issued in connection with an exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

         14. Redemption Rights.

             a. In the event that either (i) the average last sale price of the Company's Common Stock as quoted on the Nasdaq SmallCap Market (or such other automatic quotation system, over-the-counter market or exchange upon which the Company's Common Stock may then be traded) over a period of 20 consecutive trading days shall be equal to or greater than $9.00 per share (as equitably adjusted for stock splits and the like) or (ii) the Company shall receive the prior written consent of H.J. Meyers & Co., Inc. or any successor in interest thereto (the "Sales Agent"), in its sole discretion, then the Company may, in its sole discretion, notify the Holder in writing of its intention to redeem this Warrant (the "Redemption Notice"). Notwithstanding anything herein to the contrary, if the Redemption Notice is delivered pursuant to subsection (i) of the preceding sentence, the Redemption Notice shall be void and of no force unless sent by the Company to the Holder no later than fifteen days after the last of the 20 trading days referred to in such subsection (i). The Redemption Notice shall set forth (i) the date upon which the Company shall redeem this Warrant (the "Redemption Date") which date shall be no earlier than thirty days following the date the Company sends the Redemption Notice and (ii) the place at which payment may be obtained.

             b. On the Redemption Date, the Holder shall surrender to the Company this Warrant (unless earlier exercised in full) in the manner and at the place designated in the Redemption Notice, and thereupon, $0.05 shall be payable to the order of the Holder and this Warrant shall be canceled. From and after 5:00 p.m., Nevada time, on the day immediately preceding the Redemption Date, all rights of the Holder hereunder (other than rights to receive payment pursuant to this Section 5) shall cease, and this Warrant shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

             c. The Holder acknowledges that the Sales Agent is under no obligation to grant or withhold its consent to a redemption of the Warrants under any circumstances, regardless of the potential effect of such potential redemption on the Company, the stockholders of the Company or the Holder. The Holder further acknowledges that if the Company seeks to exercise its right to redeem this Warrant at a time that is not advantageous to the Holder that there can be no assurance that the Sales Agent will withhold its consent to such exercise.

         15. Transfer, Exchange, Assignment or Loss of Warrant.

             a. This Warrant may not be assigned or transferred except as provided in this Section 6 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 6 shall be null and void and of no force and effect.

             b. Prior to any transfer of this Warrant, other than in an offering registered under the Act, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and upon request furnish the Company with an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Act or qualification under any applicable state securities law.


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             c. Each certificate for Shares or for any other security issued or issuable upon exercise of this Warrant shall contain a legend substantially to the following effect:

             "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

             d. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form attached hereto as Exhibit B duly executed. In such event the Company shall, without charge for any issuance or transfer tax or other cost incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new warrants are to be issued.

             e. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of indemnity satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void.

         16. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consideration, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         17. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the Holder at the address last shown on the records of the Company for the Holder. All such notices and other written communications shall be effective on the earlier of the date of mailing, confirmed facsimile transfer, delivery to the Holder or delivery to a nationally recognized courier.

         18. Governing Law, Headings. This Warrant is being delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Issued this ___________, 1998.
                                                BOREALIS TECHNOLOGY CORPORATION

                                                 By:____________________________
                                               Name:____________________________
                                              Title:____________________________


                                              ACCEPTED AND AGREED
                                              By:_______________________________



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